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                      SUPPLEMENT DATED NOVEMBER 15, 2004
                                      TO
                         PROSPECTUS DATED MAY 1, 2004
                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                      METLIFE FINANCIAL FREEDOM SELECT(R)
                               VARIABLE ANNUITY
                                   ISSUED BY
                      METROPOLITAN LIFE INSURANCE COMPANY

This Supplement updates information contained in the Metropolitan Life Separate Account E ("Separate Account") Prospectuses dated May 1,2004 for MetLife Financial Freedom Select Variable Annuity Contracts.

Please add an additional paragraph to the Guaranteed Minimum Income Benefit on page 51 of each prospectus:

If your employer association or other group contract holder has instituted account reduction loans for its plan or arrangement, you have taken a loan and you have also purchased the Guaranteed Minimum Income Benefit, we will not treat amounts withdrawn from your Account Balance on account of a loan as a withdrawal from the contract for purposes of determining the Guaranteed Minimum Income Base. In addition, we will not treat the repayment of loan amounts as a purchase payment to the contract for the purposes of determining the Guaranteed Minimum Income Base.

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

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